SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.      )

Filed by the Registrant ☒                            Filed by the Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

IBERIABANK CORPORATION

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1.	Title of each class of securities to which transaction applies:

2.	Aggregate number of securities to which transaction applies:

3.	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4.	Proposed maximum aggregate value of transaction:

5.	Total fee paid:

☐	Fee paid previously with preliminary materials:

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1.	Amount previously paid:

2.	Form, Schedule or Registration Statement No.:

3.	Filing Party:

4.	Date Filed:

            , 2009

To Our Shareholders:

You are cordially invited to attend a Special Meeting of Shareholders of IBERIABANK Corporation to be held at IBERIABANK, 200 West Congress Street, Lafayette, Louisiana, on Monday, August 24, 2009 at 3:00 p.m., Central Time.

As a shareholder, you are being asked to approve an amendment to our charter to increase the number of authorized shares of common stock.

The matters to be considered by shareholders at the Special Meeting are described in the accompanying materials. Directors and officers of the Company will be present to respond to any questions shareholders may have.

The vote required to amend our charter is the affirmative vote of a majority of the outstanding shares of our common stock.

The Board of Directors welcomes and appreciates the interest of all our shareholders in the Company’s affairs, and encourages those entitled to vote at the Special Meeting to take the time to do so. We hope you will attend the Special Meeting, but whether or not you expect to be personally present, please vote your shares by signing, dating and promptly returning the enclosed proxy card in the accompanying postage-paid envelope, by telephone using the toll-free telephone number printed on the proxy card, or by voting on the Internet using the instructions printed on the proxy card. This will assure that your shares are represented at the Special Meeting.

Even though you execute this proxy, vote by telephone or via the Internet, you may revoke your proxy at any time before it is exercised by giving written notice of revocation to the Secretary of the Company, by executing and delivering a later-dated proxy (either in writing, telephonically or via the Internet) or by voting in person at the Special Meeting. If you attend the Special Meeting, you will be able to vote in person if you wish to do so, even if you have previously returned your proxy card, voted by telephone or via the Internet.

Your vote is important to us. We appreciate your prompt attention to this matter, and your continued support of, and interest in, IBERIABANK Corporation.

Sincerely,

Daryl G. Byrd
President and Chief Executive Officer

Phone 337-521-4012 — FAX 337-521-4021 — 200 West Congress Street — Post Office Box 52747 — Lafayette, LA 70505-2747

IBERIABANK CORPORATION

200 West Congress Street

Lafayette, Louisiana 70501

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON AUGUST 24, 2009

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders of IBERIABANK Corporation (the “Corporation”) will be held at IBERIABANK, 200 West Congress Street, Lafayette, Louisiana, on Monday, August 24, 2009 at 3:00 p.m., Central Time (the “Meeting”), for the purpose of considering and acting on the following:

1.	approval of a proposed amendment to the Corporation’s Articles of Incorporation to increase the number of authorized shares of common stock, par value $1.00 per share, from 25 million to 50 million;

2.	such other business as may properly come before the Meeting or any adjournments or postponements thereof.

Only shareholders of record at the close of business on July 20, 2009 are entitled to notice of and to vote at the Meeting or any adjournments or postponements thereof.

By Order of the Board of Directors

George J. Becker III
Secretary

Lafayette, Louisiana

            , 2009

Important Notice Regarding the Availability of Proxy Materials for the

Special Meeting of Shareholders to be held on August 24, 2009

This Notice and Proxy Statement are available electronically at

http://www.iberiabank.com/pdf/specialmeetingproxy.pdf

Whether or not you expect to attend the Meeting, please vote by Internet, or telephone, or complete the enclosed proxy and return promptly in the envelope provided. If you vote by Internet or telephone, use the instructions on the enclosed proxy card. If you attend the Meeting, you may vote either in person or by proxy. Any proxy previously executed may be revoked by you in writing or in person at any time prior to its exercise.

IBERIABANK CORPORATION

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS

August 24, 2009

This proxy statement is being furnished to our shareholders in connection with the solicitation of proxies by the board of directors for use at the special meeting of shareholders to be held on August 24, 2009, and at any adjournments or postponements thereof.

Your proxy will be voted in the manner you specify if you vote properly and timely by the Internet or telephone, or if you complete and return the enclosed proxy card. You may revoke your proxy by notifying our secretary in writing, by delivering a properly executed proxy of later date (either in writing, telephonically or via the Internet) with the secretary at or before the special meeting, or by voting in person at the meeting.

This proxy statement was mailed to each shareholder of record at the voting record date, on or about July     , 2009.

VOTING

Record Date

At the close of business on July 20, 2009, the record date for the special meeting, we had     shares of common stock, par value $1.00 per share, referred to herein as “common stock,” outstanding and entitled to vote at the special meeting. On each proposal presented for a vote at the special meeting, each shareholder is entitled to one vote per share of common stock held as of the record date. As of the record date, our directors and executive officers held     shares of common stock, or approximately     % of all outstanding shares of common stock, and we believe that all of these shares will be voted in favor of Proposal 1.

Quorum

A quorum for the purposes of all matters to be voted on shall consist of shareholders representing, in person or by proxy, a majority of our total voting power. Shares represented at the special meeting that are abstained from voting will be considered present for the purpose of determining a quorum at the special meeting. If less than a majority of the outstanding shares of common stock is represented at the special meeting, the shares so represented may adjourn the special meeting to another date, time or place.

Vote Required

In voting to approve the amendment to our charter to increase the number of authorized shares of common stock (Proposal 1), you may vote in favor of or against the proposal or you may abstain from voting. The vote required to approve Proposal 1 is governed by our charter and is the affirmative vote of the holders of a majority of the outstanding shares of common stock. If Proposal 1 is approved, the charter will be amended to increase the number of authorized common shares from 25 million to 50 million.

Abstentions and Broker Nonvotes

Under certain circumstances, banks and brokers are prohibited from exercising discretionary authority for beneficial owners who have not provided voting instructions to the bank or broker (a “broker nonvote”). In these cases, and in cases where the shareholder abstains from voting on a matter, those shares will be counted for the purpose of determining if a quorum is present, but will not be included as votes cast with respect to those matters. We expect that banks and brokers will be allowed to exercise discretionary authority for beneficial owners who have not provided voting instructions with respect to Proposal 1, but abstentions will have the effect of a vote

“AGAINST” the proposal. Our board of directors urges shareholders to promptly vote by completing, dating and signing the accompanying proxy card and to return it promptly in the enclosed postage-paid envelope, or, if you hold your stock in “street name” through a bank or broker, by contacting your bank or broker and following the voting instructions of your bank or broker. You may also vote by Internet or telephone as explained below.

Any other matter that may be properly submitted to shareholders will be determined by a majority of the votes actually cast at the special meeting, either by proxy or in person. Votes withheld and broker nonvotes will not be counted and will have no effect.

PROXIES

We are furnishing this proxy statement and the accompanying proxy card in connection with the solicitation by our board of directors of proxies from our shareholders for use at the special meeting.

In addition to this solicitation by mail, our directors, officers and other employees, without additional compensation, may solicit proxies in favor of the proposals if deemed necessary, by personal contact, letter, telephone or other means of communication. We have retained Georgeson, Inc. to assist in the solicitation of proxies for a fee of approximately $5,500, plus reimbursement for out-of-pocket expenses actually incurred. We will request that brokers, nominees and other custodians and fiduciaries forward proxy solicitation materials to the beneficial owners of the shares of common stock where appropriate, and we will reimburse them for their reasonable expenses incurred in connection with such transmittals. We will bear the costs of solicitation of proxies for the special meeting.

How You Can Vote

Whether you hold shares in your own name, in street name, or through the IBERIABANK Corporation Retirement Savings Plan, you may direct your vote without attending the special meeting. If you are a shareholder of record or hold shares through the IBERIABANK Corporation Retirement Savings Plan, you may vote by granting a proxy, as follows:

•

By Internet or Telephone — You may submit your proxy by following the instructions on the proxy card. Shareholders of record who are also participants in the Retirement Savings Plan will receive two proxy cards. If you vote using the Internet or telephone, you do not need to return your proxy card (or cards, if you are both a record shareholder and a participant in the Retirement Savings Plan). We have designed telephone and Internet voting procedures that authenticate your identity as a shareholder, allow you to give your voting instructions and confirm that your instructions have been properly recorded. The deadline for telephone and Internet voting is 3:00 a.m., Eastern Time, on August 24, 2009.

•

By Mail — You may vote by mail by signing and dating your proxy card (or cards, if you are both a record shareholder and a participant in the Retirement Savings Plan) and mailing it in the envelope provided. You should sign your name exactly as it appears on the proxy card. If you are signing in a representative capacity (for example as guardian, executor, trustee, custodian, attorney or officer of a corporation), you should indicate your name and title or capacity.

For shares held in street name, you should follow the voting directions that your broker or nominee provides. You can complete and mail a voting instruction card to your broker or nominee or, in most cases, submit voting instructions by telephone or the Internet. If you provide specific voting instructions, your broker or nominee will vote your shares as you direct.

If you choose to vote at the special meeting, and:

•	you are a registered shareholder of record or hold shares in the Retirement Savings Plan, you should bring the enclosed proxy card and proof of identity; or

•	you hold your shares in street name, you must obtain and bring a broker representation letter in your name from your bank, broker or other holder of record and proof of identity.

At the appropriate time during the special meeting, we will ask the shareholders present whether anyone wishes to vote in person. You should raise your hand to receive a ballot to record your vote.

Even if you plan to attend the special meeting, we encourage you to vote in advance of the special meeting by telephone, Internet or mail so your vote will be counted if you later decide not to attend the meeting.

All proxies properly voted by telephone or the Internet and all properly executed written proxy cards that are delivered to us (and not later revoked) will be voted at the special meeting in accordance with the directions given. In voting with regard to Proposal 1, you may vote for or against the proposal or abstain from voting. You should specify your choices on the proxy card. IF NO SPECIFIC INSTRUCTIONS ARE GIVEN WITH REGARD TO THE MATTERS TO BE VOTED UPON, THE SHARES REPRESENTED BY A SIGNED PROXY CARD WILL BE VOTED “FOR” PROPOSAL 1 LISTED ON THE PROXY CARD.

The form of proxy confers discretionary authority on the persons named therein with respect to matters incident to the conduct of the special meeting and with respect to any other matter presented to the special meeting if notice of such matter has not been delivered to us in accordance with our Articles of Incorporation. Except for procedural matters incident to the conduct of the special meeting, we do not know of any other mater that may come before the special meeting. If any other matter is properly brought before the special meeting as to which proxies in the accompanying form confer discretionary authority, the persons named in the accompanying proxy will vote the shares represented by such proxies as determined by a majority of the board of directors.

PROPOSAL 1

APPROVAL OF AMENDMENT TO THE ARTICLES OF INCORPORATION

TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

On December 16, 2008, we completed a follow-on public offering of 2,875,000 shares of common stock. Net proceeds from the offering were approximately $109 million. On July 7, 2009, we completed a second follow-on public offering of 4,427,500 shares of common stock. Net proceeds of the second offering were approximately $164.5 million. Consummation of these offerings has strengthened our consolidated capital position and is expected to enable us to capitalize on recruiting and acquisition opportunities.

The Articles of Incorporation currently authorize the issuance of up to 25 million shares of common stock. As of August 1, 2009, a total of     shares of common stock were issued and outstanding or reserved for issuance, as described below:

•	shares were issued and outstanding;

•	shares were held in treasury; and

•	shares were subject to stock options and warrants granted under stock incentive plans.

As a result, as of August 1, 2009,     shares of common stock were unreserved and available for future issuance.

Our board of directors considered the limited number of available common shares and voted to adopt, subject to the approval of a majority of the outstanding shares of common stock, an amendment to the Articles of Incorporation increasing the authorized shares of common stock from 25 million shares to 50 million shares. Our board of directors unanimously recommends that shareholders vote “For” approval of the increase in our authorized common shares.

The board of directors believes that it is advisable to have a greater number of authorized shares of common stock available for issuance in connection with acquisitions and mergers, public or private financings, and various general corporate programs and purposes.

We may from time to time consider acquisitions, including FDIC – assisted transactions, and mergers as opportunities arise, stock splits and public or private financings to provide us with capital, any or all of which may involve the issuance of additional shares of common stock or securities convertible into shares of common stock. It is widely expected that federal programs adopted in response to the current financial crisis and continuing bank failures will accelerate consolidation of the financial institution industry. By having additional common shares authorized, we can be prepared to act quickly as opportunities arise. Also, additional shares of common stock may be necessary to meet anticipated future obligations of our stock-based compensation and employee benefit plans, under which we may grant future equity awards to our officers, other employees and directors. We believe that these benefit plans are critical to retaining our current management team and attracting additional management talent during this turbulent and uncertain period. The board of directors believes that having the authority to issue additional shares of common stock will avoid the possible delays and significant expense of calling and holding an additional special meeting of shareholders to increase the authorized common shares at a later date and will enhance its ability to respond promptly to opportunities for acquisitions, mergers, stock splits and additional financings. Such a delay may result in our inability to consummate a desired transaction under a required deadline.

If Proposal 1 is approved, the additional authorized shares of common stock may be issued for such consideration, cash or otherwise, at such times and in such amounts as the board of directors may determine without further shareholder approval, except to the extent that shareholder approval is required by applicable laws, rules or regulations. Because our common stock is traded on the Nasdaq Global Select Market, shareholder approval must be obtained, under applicable Nasdaq rules, prior to the issuance of shares for certain purposes, including the issuance of greater than 20% of the then outstanding shares of common stock in connection with a private financing or an acquisition or merger.

As of the date of this proxy statement and except as described above, the company has no understandings, agreements or commitments to issue common stock or to reserve additional common shares for issuance under equity compensation plans. The company and its executive officers and directors have agreed that for a period of 90 days from July 1, 2009, they will not, without the prior written consent of the representatives on behalf of the underwriters of our most recent public offering, subject to certain exceptions, sell, offer to sell or otherwise dispose of or hedge any shares of common stock or any securities convertible into or exercisable or exchangeable for common stock. The representatives in their sole discretion may release the securities subject to these lock-up agreements at any time without notice.

The authorization of additional shares of common stock will not, by itself, have any effect on the rights of present shareholders. The additional 25 million shares to be authorized will be a part of the existing class of common stock and, if and when issued, would have the same rights and privileges as the shares of common stock presently issued and outstanding. Shareholders do not have preemptive rights to subscribe for or purchase additional shares of common stock. Accordingly, the issuance of additional shares of common stock for corporate purposes other than a stock split or stock dividend could have a dilutive effect on the ownership and voting rights of shareholders at the time of issuance.

The increase in authorized common shares is not being proposed as a means of preventing or dissuading a change in control or takeover of our company. However, use of these shares for such a purpose is possible. Authorized but unissued or unreserved common stock and preferred stock, for example, could be issued in an effort to dilute the ownership and voting power of persons seeking to obtain control or could be issued to purchasers who would support the board in opposing a takeover proposal. In addition, the increase in authorized common stock, if approved, may have the effect of discouraging a challenge for control or make it less likely that such a challenge, if attempted, would be successful. Our board of directors and executive officers have no knowledge of any current effort to obtain control of the company or to accumulate large amounts of common shares.

The full text of the proposed amendment to our Articles of Incorporation is attached as Appendix A to this proxy statement.

If Proposal 1 is approved, the number of authorized shares of common stock will be increased and the board of directors will have the right to issue, without further shareholder approval, an additional 25 million shares of common stock. If approved, Proposal 1 will be effective upon the filing of the charter amendment with the Secretary of State of the State of Louisiana promptly after the special meeting.

Approval of the amendment by the shareholders will not require that the amendment to the Articles of Incorporation be filed, and our board of directors may decide to abandon the amendment after shareholder approval if they determine that it is in the best interest of the company to do so. Shareholders have no dissenters’ rights or rights of appraisal with respect to the vote to approve this amendment.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” APPROVAL OF THE AMENDMENT TO THE ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK.

STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following tables include, as of the record date, certain information as to the common stock beneficially owned by:

•

persons or entities, including any “group” as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, who or which was known to us to be the beneficial owner of more than 5% of our common stock;

•	our directors;

•	our named executive officers in the summary compensation table in the proxy statement for the 2009 annual meeting of shareholders;

•	all of our directors and executive officers as a group.

	Common Stock Beneficially Owned as of Record Date
Name of Beneficial Owner	Amount	Percentage
Keeley Asset Management Corp.(1) Keeley Small Cap Value Fund 401 South LaSalle Street Chicago, IL 60605	835,000	6.40%

Dimensional Fund Advisors LP(2) 6300 Bee Cave Road Austin, TX 78746	799,545	5.32%

(1)

As reported on Schedule 13G dated February 2, 2009, Keeley Asset Management Corp., an Illinois corporation and a registered investment adviser (“KAM”), and Keeley Small Cap Value Fund, a series of Keeley Funds, Inc., a Maryland corporation and a mutual fund managed by KAM, share beneficial ownership of 835,000 shares. KAM has sole voting power and sole dispositive power with respect to these shares.

(2)

As reported on Schedule 13G dated February 9, 2009, Dimensional Fund Advisors LP, a Delaware limited partnership and a registered investment adviser (“DFA”), has sole voting power with respect to 799,545 shares and sole dispositive power with respect to 825,718 shares. DFA furnishes investment advice to four registered investment companies.

	Common Stock Beneficially Owned as of Record Date (1) (2) (3) (4)
Directors:	Amount		Percentage
Elaine D. Abell	51,185	(5)	*
Harry V. Barton, Jr.	31,474		*
Ernest P. Breaux, Jr.	26,464		*
Daryl G. Byrd	344,180	(5)	2.08%
John N. Casbon	17,900		*
William H. Fenstermaker	61,014	(5)	*
Jefferson G. Parker	53,734		*
O. Miles Pollard, Jr.	7,838		*
E. Stewart Shea III	87,907		*
David H. Welch	4,276		*

Named Executive Officers who are not directors:
Anthony J. Restel	48,353		*
Michael J. Brown	184,049		1.15%
John R. Davis	162,620		1.06%
Michael A. Naquin	105,451		*
All directors and executive officers as a group (18 persons)	1,340,922		8.10%

*	Represents less than 1% of the outstanding common stock.
(1)	Unless otherwise indicated, shares are held with sole voting and dispositive power.

(2)	Includes shares of Common Stock owned directly by directors and executive officers, as well as shares held by their spouses, minor children and trusts of which they are trustees. Also includes shares allocated to the accounts of participants in our Retirement Savings Plan.
(3)	Includes all shares that may be acquired upon the exercise of stock options, including those vesting within 60 days of the record date, as follows: 3,125 shares by Ms. Abell; 3,125 shares by Mr. Barton; 3,125 shares by Mr. Breaux; 203,393 shares by Mr. Byrd; 10,313 shares by Mr. Casbon; 3,125 shares by Mr. Fenstermaker; 9,415 shares by Mr. Parker; 3,125 shares by Mr. Pollard; 3,125 shares by Mr. Shea; 23,750 shares by Mr. Restel; 103,184 shares by Mr. Brown; 88,734 shares by Mr. Davis; 63,806 by Mr. Naquin and 606,123 shares by all directors and executive officers as a group.
(4)	Includes unvested restricted shares that may be voted by the following persons: 30,059 shares by Mr. Byrd; 17,616 shares by Mr. Restel; 31,188 shares by Mr. Brown; 23,959 shares by Mr. Davis; 19,992 shares by Mr. Naquin; and 168,139 shares by all directors and executive officers as a group.
(5)	Includes the following shares of Common Stock pledged as security for loans from unaffiliated parties: Ms. Abell – 11,259 shares; Mr. Byrd – 84,878 shares; Mr. Fenstermaker – 17,741 shares.

In addition to beneficial ownership of common stock, some of our executive officers hold shares of “phantom stock” that are not reported in the security ownership table but represent additional financial interests that are subject to the same market risks as common stock. The value of these phantom shares is the same as the value of the corresponding number of shares of common stock. As of the record date, executive officers named in the security ownership table hold a pecuniary interest in the following number of shares of phantom stock: 3,756 shares by Mr. Restel; 3,756 shares by Mr. Brown; 3,756 shares by Mr. Davis; 2,149 by Mr. Naquin and 20,666 shares by all executive officers as a group.

SHAREHOLDER PROPOSALS

Any proposal which a shareholder wishes to have included in the proxy materials relating to the next annual meeting of shareholders must be in compliance with Rule 14a-8 under the 1934 Act and received at our principal executive offices, 200 West Congress Street, Lafayette, Louisiana 70501, Attention: George J. Becker III, Secretary, no later than December 11, 2009. With respect to the 2010 annual meeting, if we are not provided notice of a shareholder proposal by such date, it will not be included in our proxy statement and form of proxy.

Shareholder proposals which are not submitted for inclusion in our proxy materials may be brought before an annual meeting pursuant to Article 9D of our Articles of Incorporation, which provides that the shareholder must give timely notice thereof in writing to our Secretary, setting forth as to each matter the shareholder proposes to bring before the annual meeting (a) a brief description of the proposal desired to be brought before the meeting and the reasons for conducting such business at the meeting, (b) the name and address, as they appear on our books, of the shareholder proposing such business and, to the extent known, any other shareholders known by such shareholder to be supporting such proposal, (c) the class and number of shares of our capital stock which are beneficially owned by the shareholder on the date of such shareholder notice and, to the extent known, by any other shareholders known by such shareholder to be supporting such proposal on the date of such shareholder notice, and (d) any financial interest of the shareholder in such proposal (other than interests which all shareholders would have). To be timely with respect to the annual meeting of shareholders to be held in 2010, a shareholder’s notice must be delivered to, or mailed and received at, our principal executive offices no later than 60 days prior to the anniversary date of the immediately preceding annual meeting of shareholders, or March 7, 2010. With respect to the 2010 annual meeting, if we do not receive a shareholder’s notice by such date, proxy holders will be allowed to use their discretionary authority to vote on such proposal without any discussion of the matter in the proxy statement.

In no event shall the public announcement of an adjournment of an annual meeting commence a new time period for the giving of a shareholder’s notice as described above.

OTHER MATTERS

Management is not aware of any business to come before the special meeting other than the matters described above in this proxy statement. However, if any other matters should properly come before the meeting as to which proxies in the accompanying form confer discretionary authority; the persons named therein will vote such proxies as determined by a majority of the Board of Directors.

By Order of the Board of Directors

George J. Becker III
Secretary

Lafayette, Louisiana

            , 2009

Important Notice Regarding the Availability of Proxy Materials for the

Special Meeting of Shareholders to be held on August 24, 2009

This Notice and Proxy Statement are available electronically at

http://www.iberiabank.com/pdf/specialmeetingproxy.pdf

APPENDIX A

The Board of Directors of IBERIABANK Corporation (the “Corporation”) has duly adopted the following resolution amending Article 4.A. of the Articles of Incorporation:

RESOLVED, that having determined that an increase in the authorized Common Stock to 50,000,000 shares is in the best interest of the Corporation and its shareholders, and subject to consideration by and approval of the Corporation’s shareholders, Article 4.A. be amended to read as follows:

A. AUTHORIZED AMOUNT. The total number of shares of capital stock which the Corporation has authority to issue is 55,000,000, of which 5,000,000 shall be serial preferred stock, par value $1.00 per share (hereinafter the “Preferred Stock”), and 50,000,000 shall be common stock, par value $1.00 per share (hereinafter the “Common Stock”). Except to the extent required by governing law, rule or regulation, the shares of capital stock may be issued from time to time by the Board of Directors without further approval of stockholders. The Corporation shall have the authority to purchase its capital stock out of funds lawfully available therefore.

REVOCABLE PROXY

IBERIABANK Corporation

SPECIAL MEETING OF SHAREHOLDERS

August 24, 2009

3:00 p.m., Central Time

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned shareholder(s) of IBERIABANK Corporation (the “Company”) as of July 20, 2009, hereby appoint(s) William H. Fenstermaker, and George J. Becker III, or either of them, with full powers of substitution, as attorneys and proxies to represent the undersigned at the Special Meeting of Shareholders of the Company to be held at IBERIABANK, 200 West Congress Street, Lafayette, Louisiana, on Monday, August 24, 2009, at 3:00 p.m., Central Time, and at any adjournment thereof, and thereat to act with respect to all votes that the undersigned would be entitled to cast, if then personally present, as follows:

PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE OR PROVIDE YOUR INSTRUCTIONS TO VOTE VIA

THE INTERNET OR BY TELEPHONE.

(Continued, and to be marked, dated and signed, on the other side)

FOLD AND DETACH HERE

IBERIABANK Corporation — SPECIAL MEETING, AUGUST 24, 2009

YOUR VOTE IS IMPORTANT!

Proxy Materials are available on-line at: http://www.iberiabank.com/pdf/specialmeetingproxy.pdf

You can vote in one of three ways:

1. Call toll free 1-866-289-1750 on a Touch-Tone Phone. There is NO CHARGE to you for this call.

or

2. Via the Internet at https://www.proxyvotenow.com/ibkc and follow the instructions.

or

3. Mark, sign and date your proxy card and return it promptly in the enclosed envelope.

PLEASE SEE REVERSE SIDE FOR VOTING INSTRUCTIONS

3802

REVOCABLE PROXY IBERIABANK Corporation

Special Meeting of Shareholders AUGUST 24, 2009

For Against Abstain

1. Proposed amendment to the Articles of Incorporation to increase the number of authorized shares of common stock from 25 million to 50 million.

Please be sure to date and sign this proxy card in the box below.

Sign above

Date

IF YOU WISH TO PROVIDE YOUR INSTRUCTIONS TO VOTE BY TELEPHONE OR INTERNET, PLEASE READ THE INSTRUCTIONS BELOW

FOLD AND DETACH HERE IF YOU ARE VOTING BY MAIL

PROXY VOTING INSTRUCTIONS

Shareholders of record have three ways to vote:

1. By Mail; or

2. By Telephone (using a Touch-Tone Phone); or

3. By Internet.

A telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned this proxy. Please note telephone and Internet votes must be cast prior to 3 a.m., Eastern Time, August 24, 2009. It is not necessary to return this proxy if you vote by telephone or Internet.

Vote by Telephone

Call Toll-Free on a Touch-Tone Phone anytime prior to 3:00 a.m., Eastern Time, August 24, 2009.

1-866-289-1750

Vote by Internet

anytime prior to

3:00 a.m., Eastern Time, August 24, 2009 go to:

https://www.proxyvotenow.com/ibkc

Please note that the last vote received, whether by telephone, Internet or by mail, will be the vote counted.

Mark here if you plan to attend the Special Meeting.

Mark here for address change and note change below.

2. In their discretion, on other business as may properly come before the Special Meeting.

The Board of Directors recommends a vote “FOR” proposal 1 listed above.

PLEASE MARK VOTES

AS IN THIS EXAMPLE

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. SHARES WILL BE VOTED AS SPECIFIED. IF NOT OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED FOR PROPOSAL 1 LISTED ABOVE, AND, IF ANY OTHER BUSINESS IS PRESENTED AS TO WHICH THIS PROXY CONFERS DISCRETIONARY AUTHORITY, AS DETERMINED BY A MAJORITY OF THE BOARD OF DIRECTORS. YOU MAY REVOKE THIS PROXY AT ANY TIME BEFORE THE TIME IT IS VOTED AT THE SPECIAL MEETING.

PLEASE SIGN THIS PROXY EXACTLY AS YOUR NAME APPEARS ON THIS PROXY. WHEN SIGNING IN A REPRESENTATIVE CAPACITY,

PLEASE GIVE TITLE. WHEN SHARES ARE HELD JOINTLY, EACH HOLDER MAY SIGN BUT ONLY ONE HOLDER NEED SIGN.

ON-LINE PROXY MATERIALS: http://www.iberiabank.com/pdf/specialmeetingproxy.pdf

Your vote is important!

REVOCABLE PROXY

IBERIABANK Corporation

SPECIAL MEETING OF SHAREHOLDERS August 24, 2009 3:00 p.m., Central Time

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned shareholder(s) of IBERIABANK Corporation (the “Company”) as of July 20, 2009, hereby appoint(s) William H. Fenstermaker, and George J. Becker III, or either of them, with full powers of substitution, as attorneys and proxies to represent the undersigned at the Special Meeting of Shareholders of the Company to be held at IBERIABANK,

200 West Congress Street, Lafayette, Louisiana, on Monday, August 24, 2009, at 3:00 p.m., Central Time, and at any adjournment thereof, and thereat to act with respect to all votes that the undersigned would be entitled to cast, if then personally present, as follows:

401(k)

PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE OR PROVIDE YOUR INSTRUCTIONS TO VOTE VIA

THE INTERNET OR BY TELEPHONE.

(Continued, and to be marked, dated and signed, on the other side)

FOLD AND DETACH HERE

IBERIABANK Corporation — SPECIAL MEETING, AUGUST 24, 2009

YOUR VOTE IS IMPORTANT!

Proxy Materials are available on-line at: http://www.iberiabank.com/pdf/specialmeetingproxy.pdf

You can vote in one of three ways:

1. Call toll free 1-866-289-1750 on a Touch-Tone Phone. There is NO CHARGE to you for this call.

or

2. Via the Internet at https://www.proxyvotenow.com/ibkc and follow the instructions.

or

3. Mark, sign and date your proxy card and return it promptly in the enclosed envelope.

PLEASE SEE REVERSE SIDE FOR VOTING INSTRUCTIONS

3802/7428

PLEASE MARK VOTES AS IN THIS EXAMPLE

REVOCABLE PROXY IBERIABANK Corporation

Special Meeting of Shareholders AUGUST 24, 2009

1. Proposed amendment to the Articles of Incorporation to increase the number of authorized shares of common stock from 25 million to 50 million.

401(k)

For Against Abstain

2. In their discretion, on other business as may properly come before the Special Meeting.

The Board of Directors recommends a vote “FOR” proposal 1 listed above.

Mark here if you plan to attend the Special Meeting.

Mark here for address change and note change below.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. SHARES WILL BE VOTED AS SPECIFIED. IF NOT OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED FOR PROPOSAL 1 LISTED ABOVE, AND, IF ANY OTHER BUSINESS IS PRESENTED AS TO WHICH THIS PROXY CONFERS DISCRETIONARY AUTHORITY, AS DETERMINED BY A MAJORITY OF THE BOARD OF DIRECTORS. YOU MAY REVOKE THIS PROXY AT ANY TIME BEFORE THE TIME IT IS VOTED AT THE SPECIAL MEETING.

PLEASE SIGN THIS PROXY EXACTLY AS YOUR NAME APPEARS ON THIS PROXY. WHEN SIGNING IN A REPRESENTATIVE CAPACITY, PLEASE GIVE TITLE. WHEN SHARES ARE HELD JOINTLY, EACH HOLDER MAY SIGN BUT ONLY ONE HOLDER NEED SIGN.

Please be sure to date and sign Date this proxy card in the box below.

Sign above

IF YOU WISH TO PROVIDE YOUR INSTRUCTIONS TO VOTE BY TELEPHONE OR INTERNET, PLEASE READ THE INSTRUCTIONS BELOW

FOLD AND DETACH HERE IF YOU ARE VOTING BY MAIL

PROXY VOTING INSTRUCTIONS

Shareholders of record have three ways to vote:

1. By Mail; or

2. By Telephone (using a Touch-Tone Phone); or

3. By Internet.

A telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned this proxy. Please note telephone and Internet votes must be cast prior to 3 a.m., Eastern Time, August 24, 2009. It is not necessary to return this proxy if you vote by telephone or Internet.

Vote by Telephone

Call Toll-Free on a Touch-Tone Phone anytime prior to 3:00 a.m., Eastern Time, August 24, 2009.

1-866-289-1750

Vote by Internet

anytime prior to

3:00 a.m., Eastern Time, August 24, 2009 go to:

https://www.proxyvotenow.com/ibkc

Please note that the last vote received, whether by telephone, Internet or by mail, will be the vote counted.

ON-LINE PROXY MATERIALS: http://www.iberiabank.com/pdf/specialmeetingproxy.pdf

Your vote is important!

REVOCABLE PROXY

IBERIABANK Corporation

SPECIAL MEETING OF SHAREHOLDERS August 24, 2009 3:00 p.m., Central Time

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned shareholder(s) of IBERIABANK Corporation (the “Company”) as of July 20, 2009, hereby appoint(s) William H. Fenstermaker, and George J. Becker III, or either of them, with full powers of substitution, as attorneys and proxies to represent the undersigned at the Special Meeting of Shareholders of the Company to be held at IBERIABANK, 200 West Congress Street, Lafayette, Louisiana, on Monday, August 24, 2009, at 3:00 p.m., Central Time, and at any adjournment thereof, and thereat to act with respect to all votes that the undersigned would be entitled to cast, if then personally present, as follows:

MRRP

PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE OR PROVIDE YOUR INSTRUCTIONS TO VOTE VIA

THE INTERNET OR BY TELEPHONE.

(Continued, and to be marked, dated and signed, on the other side)

FOLD AND DETACH HERE

YOUR VOTE IS IMPORTANT!

Proxy Materials are available on-line at: http://www.iberiabank.com/pdf/specialmeetingproxy.pdf

You can vote in one of three ways:

1. Call toll free 1-866-289-1750 on a Touch-Tone Phone. There is NO CHARGE to you for this call.

or

2. Via the Internet at https://www.proxyvotenow.com/ibkc and follow the instructions.

or

3. Mark, sign and date your proxy card and return it promptly in the enclosed envelope.

PLEASE SEE REVERSE SIDE FOR VOTING INSTRUCTIONS

IBERIABANK Corporation — SPECIAL MEETING, AUGUST 24, 2009

3802/7429

PLEASE MARK VOTES AS IN THIS EXAMPLE

REVOCABLE PROXY IBERIABANK Corporation

Special Meeting of Shareholders AUGUST 24, 2009

1. Proposed amendment to the Articles of Incorporation to increase the number of authorized shares of common stock from 25 million to 50 million.

MRRP

For Against Abstain

2. In their discretion, on other business as may properly come before the Special Meeting.

The Board of Directors recommends a vote “FOR” proposal 1 listed above.

Mark here if you plan to attend the Special Meeting.

Mark here for address change and note change below.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. SHARES WILL BE VOTED AS SPECIFIED. IF NOT OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED FOR PROPOSAL 1 LISTED ABOVE, AND, IF ANY OTHER BUSINESS IS PRESENTED AS TO WHICH THIS PROXY CONFERS DISCRETIONARY AUTHORITY, AS DETERMINED BY A MAJORITY OF THE BOARD OF DIRECTORS. YOU MAY REVOKE THIS PROXY AT ANY TIME BEFORE THE TIME IT IS VOTED AT THE SPECIAL MEETING.

PLEASE SIGN THIS PROXY EXACTLY AS YOUR NAME APPEARS ON THIS PROXY. WHEN SIGNING IN A REPRESENTATIVE CAPACITY, PLEASE GIVE TITLE. WHEN SHARES ARE HELD JOINTLY, EACH HOLDER MAY SIGN BUT ONLY ONE HOLDER NEED SIGN.

Please be sure to date and sign Date this proxy card in the box below.

Sign above

IF YOU WISH TO PROVIDE YOUR INSTRUCTIONS TO VOTE BY TELEPHONE OR INTERNET, PLEASE READ THE INSTRUCTIONS BELOW

FOLD AND DETACH HERE IF YOU ARE VOTING BY MAIL

PROXY VOTING INSTRUCTIONS

Shareholders of record have three ways to vote:

1. By Mail; or

2. By Telephone (using a Touch-Tone Phone); or

3. By Internet.

A telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned this proxy. Please note telephone and Internet votes must be cast prior to 3 a.m., Eastern Time, August 24, 2009. It is not necessary to return this proxy if you vote by telephone or Internet.

Vote by Telephone

Call Toll-Free on a Touch-Tone Phone anytime prior to 3:00 a.m., Eastern Time, August 24, 2009.

1-866-289-1750

Vote by Internet

anytime prior to

3:00 a.m., Eastern Time, August 24, 2009 go to:

https://www.proxyvotenow.com/ibkc

Please note that the last vote received, whether by telephone, Internet or by mail, will be the vote counted.

ON-LINE PROXY MATERIALS: http://www.iberiabank.com/pdf/specialmeetingproxy.pdf

Your vote is important!

PLEASE MARK VOTES AS IN THIS EXAMPLE

SPECIAL MEETING OF SHAREHOLDERS August 24, 2009

The undersigned shareholder(s) of IBERIABANK Corporation (the “Company”) as of July 20, 2009, hereby appoint(s) William H. Fenstermaker, and George J. Becker III, or either of them, with full powers of substitution, as attorneys and proxies to represent the undersigned at the Special Meeting of Shareholders of the Company to be held at IBERIABANK, 200 West Congress Street, Lafayette, Louisiana, on Monday, August 24, 2009, at 3:00 p.m., Central Time, and at any adjournment thereof, and thereat to act with respect to all votes that the undersigned would be entitled to cast, if then personally present, as follows:

REVOCABLE PROXY IBERIABANK Corporation

For Against Abstain

1. Proposed amendment to the Articles of Incorporation to increase the number of authorized shares of common stock from 25 million to 50 million.

2. In their discretion, on other business as may properly come before the Special Meeting.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. SHARES WILL BE VOTED AS SPECIFIED. IF NOT OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED FOR PROPOSAL 1 LISTED ABOVE, AND, IF ANY OTHER BUSINESS IS PRESENTED AS TO WHICH THIS PROXY CONFERS DISCRETIONARY AUTHORITY, AS DETERMINED BY A MAJORITY OF THE BOARD OF DIRECTORS. YOU MAY REVOKE THIS PROXY AT ANY TIME BEFORE THE TIME IT IS VOTED AT THE SPECIAL MEETING.

PLEASE SIGN THIS PROXY EXACTLY AS YOUR NAME APPEARS ON THIS PROXY. WHEN SIGNING IN A REPRESENTATIVE CAPACITY, PLEASE GIVE TITLE. WHEN SHARES ARE HELD JOINTLY, EACH HOLDER MAY SIGN BUT ONLY ONE HOLDER NEED SIGN.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL 1 LISTED ABOVE.

If voting by mail, please be sure to sign Date and date this Proxy in the box below.

Shareholder sign above

Detach above card, sign, date and mail in postage paid envelope provided.

IBERIABANK Corporation

PLEASE COMPLETE, DATE, SIGN AND MAIL THE INSTRUCTION CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

Important Notice Regarding the Availability of Proxy materials for the Special Meeting of Shareholders to be held on August 24, 2009 is available electronically at http://www.iberiabank.com/pdf/specialmeetingproxy.pdf

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.